BRIGHTHOUSE FUNDS TRUST II	SUMMARY PROSPECTUS May 1, 2020

Jennison Growth Portfolio

Class A, Class B and Class E Shares

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s Prospectus, reports to shareholders, and other information about the Portfolio (including the documents listed below) online at www.brighthousefinancial.com/variablefunds. You can also get this information at no cost by calling 1-800-638-7732 or by sending an e-mail request to RCG@brighthousefinancial.com. The Portfolio’s Prospectus and Statement of Additional Information, both dated May 1, 2020, as supplemented from time to time, and the Portfolio’s financial statements for the year ended December 31, 2019, including the notes to the financial statements, the financial highlights and the report of the Portfolio’s independent registered public accounting firm, all of which are included in the Annual Report of the Portfolio, dated December 31, 2019, are all incorporated by reference into this Summary Prospectus. This Summary Prospectus is intended for individuals who have purchased Contracts (as defined below) from insurance companies, including insurance companies affiliated with Brighthouse Investment Advisers, LLC, and is not intended for use by other investors.

IMPORTANT NOTICE: Delivery of paper Portfolio reports

In accordance with regulations adopted by the Securities and Exchange Commission, beginning on or after January 1, 2021, at the election of your insurance provider, you may not receive paper copies of the Portfolio’s annual and semiannual reports in the mail from the insurance provider that offers your Contract unless you specifically request it. Instead, they will be available on a website, and your insurance provider will notify you by mail whenever a new one is available, and provide you with a website link to access the report.

If you wish to continue to receive paper reports free of charge after January 1, 2021, please contact your insurance provider. If you choose this option, you will receive paper reports for all portfolios in which you are invested.

If you already receive these reports electronically, no action is required.

Investment Objective

Long-term growth of capital.

Fees and Expenses of the Portfolio

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The table and the Example below do not reflect the fees, expenses or withdrawal charges imposed by your variable life insurance policy or variable annuity contract (the “Contract”). See the Contract prospectus for a description of those fees, expenses and charges. If Contract expenses were reflected, the fees and expenses in the table and Example would be higher.

Shareholder Fees (fees paid directly from your investment)—None

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A		Class B		Class E
Management Fee	0.60%		0.60%		0.60%
Distribution and/or Service (12b-1) Fees	None		0.25%		0.15%
Other Expenses	0.02%		0.02%		0.02%

Total Annual Portfolio Operating Expenses	0.62%		0.87%		0.77%
Fee Waiver *	(0.08%	)	(0.08%	)	(0.08%	)

Net Operating Expenses	0.54%		0.79%		0.69%

*	Brighthouse Investment Advisers, LLC has contractually agreed, for the period April 30, 2020 through April 30, 2021, to reduce the Management Fee for each class of the Portfolio. This arrangement may be modified or discontinued prior to April 30, 2021, only with the approval of the Board of Trustees of the Portfolio.

Example

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that all fee waivers for the Portfolio will expire after one year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$55	$190	$338	$767
Class B	$81	$270	$474	$1,065
Class E	$70	$238	$420	$947

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies

Jennison Associates LLC (“Jennison” or “Subadviser”), subadviser to the Portfolio, will normally invest at least 65% of the Portfolio’s assets in equity and equity-related securities of U.S. companies that exceed $1 billion in market capitalization and that Jennison believes have strong capital appreciation potential. These companies are generally considered to be in the medium-to-large capitalization range. The Portfolio may invest in common stocks, preferred stocks, convertible stocks, and equity interests in partnerships, joint ventures and other noncorporate entities. The Portfolio may also invest in rights that can be exercised for equity securities. The Portfolio may invest up to 20% of its assets in money market instruments, U.S. Government securities (e.g., obligations of the U.S. Government or its agencies or instrumentalities) and derivatives. The Portfolio may invest up to 20% of its total assets in foreign securities. The 20% limitation on foreign securities does not apply to American Depositary Receipts (“ADRs”), American Depositary Shares or similar receipts and shares traded in U.S. markets. The Portfolio may have exposure to foreign currencies through its investment in foreign securities. The Portfolio may, from time to time, emphasize one or more sectors.

Stock Selection

Jennison follows a highly disciplined investment selection and management process to identify companies that show superior absolute and relative earnings growth and also are attractively valued. Earnings predictability and confidence in earnings forecasts are important parts of the selection process.

The Portfolio invests in medium-to-large companies experiencing some or all of the following: above-average revenue and earnings per share growth, strong market position, improving profitability and distinctive attributes such as unique marketing ability, strong research and development, productive new product flow, and financial strength. Such companies generally trade at high prices relative to their current earnings. The Portfolio will consider selling or reducing a stock position when, in the opinion of Jennison, the stock has experienced a fundamental disappointment in earnings; the stock has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; a relatively more attractive stock emerges; or the stock has experienced adverse price movement.

Principal Risks

As with all mutual funds, there is no guarantee that the Portfolio will achieve its investment objective. You could lose money by investing in the Portfolio. An investment in the Portfolio through a Contract is not a deposit or obligation of, or guaranteed by, any bank, and is not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government.

The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in “Principal Risks of Investing in the Portfolio” in the Prospectus. The significance of any specific risk to an investment in the Portfolio will vary over time, depending on the composition of the Portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks could cause the Portfolio’s return or the price of its shares to decrease or could cause the Portfolio’s yield to fluctuate.

Market Risk.    The Portfolio’s share price can fall because of, among other things, a decline in the market as a whole, deterioration in the prospects for a particular industry or company, changes in general economic conditions, such as prevailing interest rates or investor sentiment, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the recent COVID-19 outbreak. Significant disruptions to the financial markets could adversely affect the liquidity and volatility of securities held by the Portfolio.

Market Capitalization Risk.    Investing primarily in issuers in one market capitalization category (large, medium or small) carries the risk that due to current market conditions that category will be out of favor with investors. Larger, more established companies may be unable to respond quickly to new competitive challenges or attain the high growth rate of successful smaller companies. Stocks of medium and small capitalization companies may be more volatile than those of larger companies due to, among other things, narrower product lines, more limited financial resources and fewer experienced managers. In addition, there is typically less publicly available information about small capitalization companies, and their stocks may have a more limited trading market than stocks of larger companies.

Investment Style Risk.    Different investment styles such as growth or value tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. The Portfolio may outperform or underperform other funds that employ a different investment style.

Foreign Investment Risk.    Investments in foreign securities, whether direct or indirect, tend to be more volatile and less liquid

Jennison Growth Portfolio

than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Interest Rate Risk.    The value of the Portfolio’s investments in fixed income securities may decline when prevailing interest rates rise or increase when interest rates fall. The longer a security’s maturity or duration, the greater its value will change in response to changes in interest rates. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates fall. Changes in prevailing interest rates, particularly sudden changes, may also increase the level of volatility in fixed income and other markets, increase redemptions in the Portfolio’s shares and reduce the liquidity of the Portfolio’s debt securities and other income-producing holdings. Changes in interest rate levels are caused by a variety of factors, such as central bank monetary policies, inflation rates, and general economic and market conditions.

Credit and Counterparty Risk.    The value of the Portfolio’s investments may be adversely affected if a security’s credit rating is downgraded or an issuer of an investment held by the Portfolio fails to pay an obligation on a timely basis, otherwise defaults or is perceived by other investors to be less creditworthy. If a counterparty to a derivatives or other transaction with the Portfolio files for bankruptcy, becomes insolvent, or otherwise becomes unable or unwilling to honor its obligation to the Portfolio, the Portfolio may experience significant losses or delays in realizing income on or recovering collateral and may lose all or a part of the income from the transaction.

Derivatives Risk.    The Portfolio may invest in derivatives to obtain investment exposure, enhance return or “hedge” or protect its assets from an unfavorable shift in the value or rate of a reference instrument. Derivatives can significantly increase the Portfolio’s exposure to market risk, credit and counterparty risk and other risks. Derivatives may be illiquid and difficult to value. Because of their complex nature, some derivatives may not perform as intended. As a result, the Portfolio may not realize the anticipated benefits from a derivative it holds or it may realize losses. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivative transactions may create investment leverage, which increases the Portfolio’s volatility and may require the Portfolio to liquidate portfolio securities when it is not advantageous to do so. Government regulation of derivative instruments may limit or prevent the Portfolio from using such instruments as part of its investment strategies, which could adversely affect the Portfolio.

Convertible Securities Risk.    Investments in convertible securities are subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer, or the Portfolio may be forced to convert a convertible security, at a time and a price that is disadvantageous to the Portfolio.

Focused Investment Risk.     Substantial investments in a particular market, industry, group of industries, country, region, group of countries, asset class or sector make the Portfolio’s performance more susceptible to any single economic, market, political or regulatory occurrence affecting that particular market, industry, group of industries, country, region, group of countries, asset class or sector than a portfolio that invests more broadly.

Past Performance

The information below provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns.

Year-by-Year Total Return for Class A Shares as of December 31 of Each Year

Highest Quarter	1st – 2012	18.95%
Lowest Quarter	4th – 2018	-15.99%

Average Annual Total Return as of December 31, 2019

	1 Year	5 Years	10 Years
Class A	32.83%	15.23%	14.70%
Class B	32.49%	14.94%	14.42%
Class E	32.56%	15.05%	14.52%
Russell 1000 Growth Index (reflects no deduction for mutual fund fees or expenses)	36.39%	14.63%	15.22%

Management

Adviser.    Brighthouse Investment Advisers, LLC (“BIA”), is the Portfolio’s investment adviser.

Subadviser.    Jennison Associates LLC is the subadviser to the Portfolio.

Jennison Growth Portfolio

Portfolio Managers.    Kathleen A. McCarragher, Managing Director of Jennison, Spiros “Sig” Segalas, President and Chief Investment Officer of Jennison, and Michael A. Del Balso, Managing Director of Jennison, have managed the Portfolio since 2002 and Blair A. Boyer, Managing Director of Jennison and the Co-Head of Large Cap Growth Equity, Natasha Kuhlkin, Managing Director of Jennison, and Rebecca Irwin, Managing Director of Jennison, have managed the Portfolio since 2019.

Purchase and Sale of Portfolio Shares

Shares of the Portfolio are only sold to separate accounts of insurance companies, including insurance companies affiliated with BIA, to fund Contracts. For information regarding the purchase and sale of the Portfolio’s shares, please see the prospectus for the relevant Contract.

Tax Information

For information regarding the tax consequences of Contract ownership, please see the prospectus for the relevant Contract.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts issued by insurance companies, including insurance companies that are affiliated with the Portfolio and BIA. The Portfolio and its related companies, including BIA, may make payments to the sponsoring insurance companies (or their affiliates) for distribution and/or other services, and the insurance companies may benefit more from offering the Portfolio as an investment option in the Contracts than offering other portfolios. The benefits to the insurance companies of offering the Portfolio over other portfolios and these payments may be factors that the insurance companies consider in including the Portfolio as an underlying investment option in the Contracts and may create a conflict of interest. The prospectus for your Contract contains additional information about these payments.

Jennison Growth Portfolio

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